EXHIBIT 10.94

                           Amendment To LOAN DOCUMENTS

Parties:

         "CoBank":         CoBank, ACB
                           245 North Waco Street
                           Wichita, Kansas 67201-2940

         "Borrower":       Village Farms International Finance Association
                           10 Alvin Court
                           East Brunswick, New Jersey 08816

         "Guarantor":      Agro Power Development, Inc.
                           10 Alvin Court
                           East Brunswick, New Jersey 08816

Effective Date:            September 29, 1998

Recitals:

     A. CoBank, acting in its capacity as Agent (in such capacity "Line of Credit Agent") and as a Syndication Party, and Borrower entered into that certain Credit Agreement (Line of Credit Facility) dated as of June 24, 1997 (as amended from time to time, the "LOC Credit Agreement").

     B. CoBank, acting in its capacity as Agent (in such capacity "Term Agent") and as a Syndication Party, and Borrower entered into that certain Credit Agreement (Term Loan Funding) dated as of June 24, 1997 (as amended from time to time, the "Term Credit Agreement").

     C. Borrower's obligations under the LOC Credit Agreement are secured by liens on certain of Borrower's assets pursuant to that certain Line of Credit Security Agreement by and between Borrower and CoBank, as the Line of Credit Agent for the Line of Credit Lenders (as such term is defined therein) and dated as of June 24, 1997 ("LOC Security Agreement").

     D. Borrower's obligations under the Term Credit Agreement are secured by liens on certain of Borrower's assets pursuant to that certain Term Loan Security Agreement by and between Borrower and CoBank, as the Term Agent for the Term Lenders (as such term is defined therein) and dated as of June 24, 1997 ("Term Security Agreement").

     E. Guarantor executed its Guaranty of Agro Power Development, Inc. dated as of June 24, 1997 (as amended from time to time, the "Guaranty") whereby Guarantor guaranteed payment of certain obligations of Borrower, including, without limitation, all


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Agreement and other Loan Documents.  Guarantor's  obligations under the Guaranty are secured by liens on certain of Guarantor's assets pursuant to (a) that certain Guarantor Security and Pledge Agreement by and between Guarantor and the Construction Agent, the Term Agent, and the Line of Credit Agent (as such terms are defined therein) and dated as of June 24, 1997 ("Guarantor Security Agreement"), and (b) that certain Trademark Collateral Assignment and Security Agreement by and between Guarantor and the Construction Agent, the Term Agent, and the Line of Credit Agent (as such terms are defined therein) and dated as of June 24, 1997 ("Guarantor Trademark Security Agreement")

     F. The Construction Lenders, the Term Lenders, the Line of Credit Lenders, the Construction Agent, the Term Agent, the Line of Credit Agent (as all of such terms are defined therein) and Borrower entered into that certain Intercreditor Agreement dated as of June 24, 1997 ("Intercreditor Agreement").

     G. Borrower and Guarantor have requested Agent and the Syndication Parties under the LOC Credit Agreement to increase the loan amount available under the LOC Credit Agreement to the principal amount of $13,319,175.00, which Agent and the Syndication Parties are willing to do under certain conditions, including the terms and conditions as set forth in that certain document entitled Second Amendment to Credit Agreement (Line of Credit Facility) ("Second Amendment").

     H. The amendment as set forth in the Second Amendment affects certain provisions of the LOC Security Agreement, the Term Security Agreement, the Guarantor Security Agreement, and the Guarantor Trademark Security Agreement (collectively the "Security Agreements"), as well as the Guaranty and the Intercreditor Agreement, and the parties desire to address such provisions herein.

Agreement:

     Now, therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, including the mutual covenants contained herein, the parties hereto hereby agree as follows:

     1. Amendments to Security Agreements. The Security Agreements are amended as of the Effective Date as follows:

     1.1  The  reference  in  Recital  A  of  the  LOC  Security   Agreement  to
"$10,000,000.00" is hereby changed to be a reference to "$13,319,175.00".

     1.2 The reference in Recital A of the Term Security Agreement to "$50,000,000.00" is hereby changed to be a reference to "$46,680,825.00".

     1.3 The reference in Recital C of the Guarantor Security Agreement to "$10,000,000.00" is hereby changed to be a reference to "$13,319,175.00".

     1.4  The  reference  in  Recital  C of  the  Guarantor  Trademark  Security
Agreement  to   "$10,000,000.00"   is  hereby  changed  to  be  a  reference  to
"$13,319,175.00".


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     2. Amendments to Guaranty and Intercreditor Agreement. The Guaranty and the
Intercreditor Agreement are amended as of the Effective Date as follows:

     2.1 The reference in Recital B of the Guaranty to "$50,000,000.00" is hereby changed to be a reference to "$46,680,825.00".

     2.2 The reference in Recital C of the Guaranty to "$10,000,000.00" is hereby changed to be a reference to "$13,319,175.00".

     2.3  The  reference  in  Recital  B  of  the  Intercreditor   Agreement  to
"$50,000,000.00" is hereby changed to be a reference to "$46,680,825.00".

     2.4  The  reference  in  Recital  C  of  the  Intercreditor   Agreement  to
"$10,000,000.00" is hereby changed to be a reference to "$13,319,175.00".

     3. Conditions to Effectiveness of this Amendment to Loan Documents. The effectiveness of this Amendment to Loan Documents ("Amendment") is subject to satisfaction, in Agent's sole discretion, of each of the following conditions precedent:

     3.1 Amendment Documents. Agent shall have received the following documents and such further assignments, documents or financing statements as Agent may reasonably request, all fully executed and in form and substance satisfactory to
Agent:

          (a) Amended and Restated Promissory Note (Line of Credit Facility).

          (b) Second Amendment to Credit Agreement (Term Loan Funding).

          (c) Second Amendment to Credit Agreement (Line of Credit Facility).

     3.2 Fees and Expenses. Borrower shall have paid Agent, by wire transfer of immediately available federal funds all fees and expenses, including attorneys' fees, incurred by Agent in connection with the preparation, negotiation and execution of the documents described or referred to in Section 3.1 hereof, this Amendment, and related documents, and the filing or recording of any such documents.

     3.3 No Event of Default. No Event of Default or Potential Default shall have occurred and be continuing under the LOC Credit Agreement, the Term Credit Agreement, or the Guaranty.

     4. General Provisions.

     4.1 The Guaranty, the Intercreditor Agreement, and the Security Agreements, except as expressly modified herein, shall continue in full force and effect and be binding upon the parties thereto.


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

     4.2 This Amendment shall be binding upon and inure to the benefit of Borrower, Agents, and the Syndication Parties, and their respective successors and assigns.

     4.3 The invalidity or unenforceability of any provision of this Amendment shall not affect the remaining portions of this Amendment; in case of such invalidity or unenforceability, this Amendment shall be construed as if such invalid or unenforceable provisions had not been included therein.

     4.4 To the extent not governed by federal law, this Amendment and the rights and obligations of the parties hereto and thereto shall be governed by and interpreted in accordance with the internal laws of the State of Colorado, without giving effect to any otherwise applicable rules concerning conflicts of law.

     4.5 The captions or headings in this Amendment are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Effective Date set forth above.


                                     COBANK:

                                     CoBank, ACB, as Line of Credit Agent, Term
                                     Agent, and Construction Agent


                                     By: __________________________
                                     Name:  Greg Somerhalder
                                     Title: Vice President


                                     COBANK:

                                     CoBank, ACB, as sole Syndication Party
                                     under the Term Credit Agreement


                                     By: __________________________
                                     Name:  Greg Somerhalder
                                     Title: Vice President


                                     COBANK:

                                     CoBank, ACB, as sole Syndication Party
                                     under the LOC Credit Agreement




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


                                     By: __________________________
                                     Name:  Greg Somerhalder
                                     Title: Vice President

                                     BORROWER:

                                     Village Farms International Finance
                                     Association


                                     By: ___________________________
                                     Name: _________________________
                                     Title: ________________________



                       AGREEMENT AND CONSENT OF GUARANTOR

     Guarantor hereby consents and agrees to the foregoing Amendment.


                                     GUARANTOR:
                                     Agro Power Development, Inc.


                                     By: ___________________________
                                     Name: _________________________
                                     Title: ________________________




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